UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) July 22, 2004
                                           -------------


                        Vitesse Semiconductor Corporation
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             (Exact name of registrant as specified in its chapter)


                 Delaware             0-19654                       77-0138960
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     (State or other jurisdiction    (Commission               (IRS Employer
           of incorporation         File Number)            Identification No.)



                741 Calle Plano, Camarillo, California             93012
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               (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (805) 388-3700
                                                   --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 9:  REGULATION FD DISCLOSURE
ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On July 22, 2004, the Company announced its financial results for the quarter ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         The information furnished shall not be deemed "filed " for purposes of
Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.


Exhibit Index

         99.1     Earnings Press Release, dated July 22, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2004                  VITESSE SEMICONDUCTOR
                                      CORPORATION


                                      By:  Eugene F. Hovanec
                                           ----------------------------
                                           Eugene F. Hovanec
                                           Chief Financial Officer